Exhibit 99.1

SEMILUX INTERNATIONAL LTD. TAIWAN COLOR OPTICS, INC. Investor Presentation • October 2023

PIPE PRESENTATION DISCLAIMER THIS PRESENTATION AND I TS CONTENTS ARE CONFIDENTIAL AND ARE NOT F OR RELEASE, REPRODUCTION, PUBLICATION OR DISTRIBUTION, IN WHO LE OR IN PART, DIRECTLY OR INDIRECTLY, TO ANY OTHER PERSON OR IN OR INTO OR FROM ANY JURISDICTION WHERE SUCH RELEASE, REPRODUCTION, PUBLICATION OR DISTRIBUTION IS UNLAWFUL . PERSONS IN TO WHO SE POSSESSION THIS DOCUMENT COMES SHOULD INFORM THEMSELVES ABOUT, AND OBSERVE, ANY SUCH RESTRICTIONS . THIS PRESENTATION IS NOT AN OFFER OR AN INVITATION TO BUY, SELL OR SUBSCRIBE FOR SECURITIES . About this Presentation This Presentation has been prepared by Chenghe Acquisition Co . (“SPAC”) and Taiwan Color Optics, Inc . (the “Company”) in connection with a potential business combination invo lving SPAC and the Company (the “Transaction”) and is preliminary in nature and solely for information and discussion purposes and must not be relied upon for any other purpose . 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Any offer to sell securities will be made only pursuant to a definitive subscription agreement and will be made in reliance on an exemption from registration under the Securities Act of 1933 , as amended (the “Securities Act”), for offers and sales of securities that do not involve a public offering . Any investment decision should be based solely on the information contained in the definitive subscription agreement and not on information contained in the Presentation, and that you are required to make your own independent investigations prior to making any investment decision . No representation, warranty or undertaking, express or implied, is made as to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of the Presentation or the opinions contained therein . The Presentation has not been independently verified and will not be updated . The Presentation, including but not limi ted to forward - looking statements, applies only as of the date of this Presentation and is not intended to give any assurances as to future results . The SPAC and the Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to the Presentation, including any financial data or forward - looking statements, and will not publicly release any revisions it may make to the Presentation that may result from any change in the SPAC’s and the Company’s expectations, any change in events, conditions or circumstances on which these forward - looking statements are based, or other events or circumstances arising after the date of this document . Market data used in the Presentation not attributed to a specific source are estimates of the Company and have not been independently verified . This Presentation does not purport to contain all information that may be required or relevant to an evaluation of the Transaction, and you will be responsible for conducting any investigations and analysis that it deems appropriate and for seeking independent advice as to the legal, tax, accounting, financial, credit and other related advice with respect to the Transaction . None of SPAC and the Company, their respective subsidiaries, affiliates, legal advisors, financial advisors or agents make any representation or warranty, express or implied, as to the accuracy or completeness of this Document or the information contained in, or for any omissions from, this Presentation or any other written or verbal communications transmitted . SPAC and the Co mpany reserve the right to amend or replace this Presentation at any time but none of SPAC and the Company, their respective subsidiaries, affiliates, legal advisors, financial advisors or agents shall have any obligation to update or supplement any content set forth in this Presentation or otherwise provide any additional information to you in connection with the Transaction should circumstances, management’s estimates or opinions change or any information provided in this Presentation become inaccurate . The distribution of this Presentation may also be restricted by law and persons into whose possession this Presentation comes should inform themselves about and observe any such restrictions . 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By accessing this Presentation, you represent and agree that you is either (a) an institutional accredited investor (as defined in Rule 501 of Regulation D under the Securities Act) or (b) a qualified institutional buyer (as defined in Rule 144 A under the Securities Act) or (c) a non - U . S . person (as defined under the Regulation S under the Securities Act) located outside the U . S . (within the meaning of Regulation S under the Securities Act), and is a sophisticated investor who possesses sufficient investment expertise to understand the risks involved in the offering and to whom it is lawful to communicate this Presentation . You also agree that if you do not want to participate further in this process, to comply with your obligations under applicable securities laws as noted above, including those requiring that you restrict trading or other transactions in the securities of the SPAC, the Company and their respective affiliates or effect any other transactions relating to the SPAC, the Company or their respective affiliates or advise or make recommendations to others to do so to the extent required under applicable securities law until the information is made public or is no longer material or price sensitive . This Presentation is not directed to any person in any jurisdiction where (by reason of that person’s nationality, residence or otherwise) the publication or availability of this Presentation is prohibited . Persons in respect of whom such prohibitions apply must not access this Presentation . In so far as this Presentation is made available within the European Economic Area (“EEA”) or would cause any effect in the United Kingdom, this Presentation is only addressed to and directed at persons in member states of the EEA and in the United Kingdom who are qualified investors within the meaning of Article 2 (e) of the Prospectus Regulation (Regulation EU) 2017 / 1129 ), asamended (“Qualified Investors”) . In addition, in the United Kingdom, this Presentation is addressed to and directed only at, Qualified Investors who (i) are persons who have professional experience in matters relating to investments falling within Article 19 (5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Order”), (ii) are persons who are high net worth entities falling within Article 49 (2)(a) to (d) of the Order, or (iii) are other persons to whom this Presentation may otherwise lawfully be communicated (all such persons together being referred to as “Relevant Persons”) . This Presentation must not be acted on or relied on (i) in the United Kingdom, by persons who are not Relevant Persons, and (ii) in any member state of the EEA, other than the United Kingdom, by persons who are not Qualified Investors . Any investment or investment activity to which this Presentation relates is available only to relevant persons in the United Kingdom and Qualified Investors in any member state of the EEA, other than the United Kingdom, and will be engaged in only with such persons . Further, this Presentation should not be construed as legal, tax, investment or other advice, and should not be relied upon to form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever . You should consult your own legal, regulatory, tax, business, financial and accounting advisors to the extent you deem necessary, and must make your own investment decision and perfo rm your own independ ent investigation and analysis with respect to the Transaction or any of an investment in SPAC and the transactions contemplated in this Presentation . 2

PIPE PRESENTATION DISCLAIMER Confidential Information The information contained in this Presentation is confidential and being provided to you solely for the purpose of assisting you in familiarizing yourself with SPAC and the Co mpany in connection with their proposed Transaction . Neither this Presentation nor any of its contents may be disclosed or used for any purposes other than information and discussion purposes without the prior written consent of SPAC or the Company . You agree that you will not copy, reproduce or distribute this Presentation, in whole or in part, to other persons or entities at any time without the prior written consent of SPAC or the Company . Any unauthorized distribution or reproduction of any part of this Presentation may result in a violation of the Securities Act . Industry and Market Data This Presentation also contains information, estimates and other statistical data derived from third party sources . Such information involves a number of assumptions and limitations and due to the nature of the techniques and methodologies used in market research . You are cautioned not to give undue weight on such estimates . Neither SPAC nor the Company has independently verified such third party information, and makes no representation, express or implied, as to the accuracy, completeness, timeliness, reliability or availability of, such third party information . SPAC and the Company may have supplemented such information where necessary, taking into account publicly available information about other industry participants . Forward - Looking Statements This Presentation contains certain statements, estimates, targets, forecasts and projections with respect to SPAC or the Company . All statements other than statements of historical fact are forward - looking statements . You can identify these forward looking statements through the use of words such as “may,” “will,” “can,” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “seek,” “estimate,” “continue,” “plan,” “point to,” “project,” “predict,” “could,” “intend,” “target,” “potential” and other similar words and expressions of the future . Such forward - looking statements are based on a number of assumptions and factors beyond SPAC and the Company’s control . As a result, they are subject to significant risks and uncertainties and actual events or results may differ materially from these forward - looking statements . No reliance should be placed on, any projections, targets, estimates or forecasts contained in this Presentation . None of the members of SPAC or the Company undertakes any obligation to release any revisions to such forward - looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events . Additional Information If the Transaction is pursued, SPAC will be required to file a preliminary and definitive proxy statement, which may include a registration statement, and other relevant documents with the SEC . You are urged to read the proxy statement/prospectus and any other relevant documents filed with the SEC when they become available because, among other things, they will contain updates to the financial, industry and other information herein as well as important information about SPAC, the Co mpany and the contemplated Transaction . Shareholders will be able to obtain a free copy of the proxy statement (when filed), as well as other filings containing information about SPAC, the Company and the proposed Transaction, without charge, at the SEC’s website located at www . sec . gov . Participants in the Solicitation SPAC and the Company, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from SPAC’s shareholders in connection with the proposed Transaction. A list of the names of such directors and executive officers and information regarding their interests in the proposed Transaction will be contained in the proxy statement when available. You may obtain free copies of these documents as described in the preceding paragraph. The definitive proxy statement will be mailed to shareholders as of a record date to be established for voting on the contemplated business combination when it becomes available. Trademarks This Presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners . Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this Presentation may be listed without the TM, SM © or ® sy mbols, but such references are not intended to indicate, in any way, that SPAC or the Company will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks, trade names and copyrights . Neither SPAC, the Company, nor any of their respective directors, officers, employees, affiliates, advisors, representatives or agents, make any representation or warranty of any kind, express or implied, as to the value that may be realized in connection with the Transaction, the legal, regulatory, tax, financial, accounting or other effects of a Transaction or the accuracy or completeness of the information contained in this Presentation, and none of them shall have any liability based on or arising from, in whole or in part, any information contained in, or omitted from, this Presentation or for any other written or oral communication transmitted to any person or entity in the course of its evaluation of the Transaction, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special, or consequential damages, costs, expenses, legal fees, or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein . the extent a physical copy of the Presentation (“handout”) has been provided to you for the presentation, please return the handout at the conclusion of the presentation. By accepting this Presentation, the recipient will be deemed to have acknowledge and agreed to the foregoing. 3

TABLE OF CONTENTS 4 I. COMPANY OVERVIEW II. FINANCIAL OVERVIEW

TODAY’S PRESENTERS SEMILUX INTERNATIONAL LTD. / TAIWAN COLOR OPTICS, INC. CHENGHE ACQUISITION CO. YP Chang ‒ Chairman, Co - CEO 20+ years of experience CN Liu ‒ CTO 10+ years of experience Deborah Chang ‒ CSO 20+ years of experience Richard Qi Li ‒ Chairman 20+ years of experience Shibin Wang ‒ CEO and Director 15+ years of experience Anna Zhou ‒ CFO 10+ years of experience 5

Chenghe Acquisition Co. Chenghe Acquisition Co. (NASDAQ: CHEA) is a Special Purpose Acquisition Company 6 Chenghe Board and Executive bring decades of global leadership experience from global financial institutions, including Goldman Sachs, and have advised on hundreds of transactions totaling hundreds of billions of dollars in value Ken Hitchner Chairman of Advisory Board 28+ years of experience Richard Qi Li Chairman of Board 20+ years of experience Zhiwei Liu Senior Advisor 24+ years of experience Shibin Wang CEO and Director 15+ years of experience Anna Zhou CFO 10+ years of experience

I. COMPANY OVERVIEW

OVERVIEW SIGNIFICANT GROWTH AV MARKET For level 2+ of autonomous driving, LiDAR can achieve more precise environmental mapping and positioning KEY SEMICONDUCTOR CHIP DESIGN FOR LIDAR AND ADB SOLUTIONS Offer LiDAR and ADB modular solutions that provide high - performance, cost - efficiency, and vehicle - grade reliability, leading to autonomous vehicle more popular STRATEGIC COLLABORATIONS Partnership and focus service for OEM / Tier - 1 partners while Integrating Taiwan semiconductor supply chain APPLICABLE TO DIVERSE INDUSTRIES Applicable to consumer markets, such as drones, security, and landscape mapping 8

INVESTMENT HIGHLIGHTS

1	Rapidly growing LiDAR and ADB market	Regulatory environment and consumer preferences leading to the rapid development of LiDAR and ADB market
2	Breakthrough LiDAR and ADB design with semiconductor components	System-on-chip design are the core building blocks for LiDAR and ADB Chip designs are fitted whole CMOS processing to meet vehicle standards
3	Single hardware design with customized software	Offers superior performance, budget-friendly ICs, and essential chips for single hardware design with diversified software Fosters the expansion of LiDAR usage in L3 to L5 autonomous driving
4	Strong management team, highly skilled in their respective fields of expertise	Experience from semiconductor, electronic OEM and optic products industries Proven history of partnering with academic institutions to solve industry difficulties
5	Partnership with world class OEMs / Tier-1 suppliers	Partners have existing relationships with global auto manufacturers Distribution strategy allows SemiLux / TCO to access global auto companies and grow rapidly
6	Benefits from Taiwan's world-class semiconductor ecosystem	The majority of semiconductors around the world are manufactured in Taiwan(1)

(1) Source: https://www.statista.com/statistics/867223/worldwide-semiconductor-foundries-by-market-share/

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MEET OUR TEAM Alan Wang Co - CEO 20+ years of experience YP Chang Chairman and Co - CEO 20+ years of experience Kirk Huang Vice President 25+ years of experience Chun - Nien Liu CTO 10+ years of experience Mark Chang Chief Engineer 25+ years of experience Deborah Chang CSO 20+ years of experience Charles W. Tu – Independent Director 30+ years of experience 3 CO - FOUNDERS OTHER LEADERSHIP 10

SEMILUX/TCO IS YOUR KEY SEMICONDUCTOR PROVIDER

2009
- Optical Coating
- Texas Instruments — Qualified Supplier
- Founded Taiwan Color Optics, Inc.



TCO
Taiwan Color Optics, Inc.

2015
- 國立中興大學 — University & Industry Collaboration
- Phosphor Materials Wafer Optics
- Expand into the Taiwan Central Science Park



2018
- Laser Light Module Design
- BMW — Tier-2 Qualified Supplier for Laser Headlight (1)
- Open branch in Taiwan Hsinchu Science Park



2021
- ADB Headlight Design
- FOXCONN 鴻海科技集團 — OEM Partnership
- Solid-State LiDAR Module Design
- Start-up the platform of TCO and NCHU



2022
- MIH — Join Foxconn's MIH open EV Platform
- ZF GROUP — Tier-1 Partnership
- Received IATF 16949 certification

2023
- OPA Chip Design
- PEGATRON — OEM Partnership

(1) TCO sells the laser headlights to BMW through Osram.

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MIH OPEN EV PLATFORM TO ACCESS AUTONOMOUS CUSTOMERS P a r t n er s Customers (1) Reference Design Modular Solutions Reference Adoption Solid - State LiDAR ADB / Laser Headlight LiDAR and ADB Solution Provider (1) Ceer and Stellantis currently do not have any relationship with TCO. 12

DIFFERENTIATED DISTRIBUTION MODEL ENABLES RAPID GROWTH

Fabless and IC Chipset Design

Advanced Solutions

SemiLux

Advanced R&D

Adaptable Platform

Experienced Management

SemiLux provides advanced LiDAR and ADB solutions to OEMs

ODM / OEM / Tier-1 Supplies House

FOXCONN

PEGATRON

OEMs / Tier-1 supplies such as Foxconn and Pegatron supply to auto manufacturers around the globe

Expected Global Auto Manufacturers(1)

ASTON MARTIN · BYD · GEELY AUTO · CHANGAN · CHRYSLER · FIAT · Ford · gm · HONDA · HYUNDAI · Jeep · KIA · LAND ROVER · MACK · Mercedes-Benz · MITSUBISHI · NISSAN · PEUGEOT · PORSCHE · RENAULT · STELLANTIS · TESLA · TOYOTA · VW · VOLVO

SemiLux expects to rapidly expand its reach by having strong relationships with leading ODMs/OEMs and Tier-1 suppliers that supply to auto manufacturers around the globe

(1) These brands currently do not have any relationship with TCO.

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WIN THE INTERESTS FROM OEM / TIER - 1 PA RTNERS Cost Effective Silicon photonic integration circuit design and fit whole CMOS processing Robust & Reliable Products designed to meet vehicle quality standards Calibration - Easy Wafer level optical design Mass - Production System - on - Chip mass production enabled by TSMC OPA, FMCW, Laser Chip, and IC Driver FPGA, ASIC Optical Coating and Wafer Level Optics Solid - State LiDAR MEMS / DMD Laser Light module 14 Dichroic / Color Filter Phosphor Chip ADB / Laser Headlight

OVERVIEW OF THE SEMICONDUCTOR ECOSYSTEM(1)

Segment	Description	Companies
Chip Intellectual Property (IP) Cores	• Companies in this segment license their chip designs - as software building blocks, called IP Cores - for wide use	
Electronic Design Automation (EDA) Tools	• Engineers design chips (adding their own designs on top of any IP cores bought/licensed) using specialized Electronic Design Automation (EDA) software • Large engineering teams use these EDA tools and may spend multiple years to design a complex logic chip	
Integrated Device Manufacturers (IDMs)	• Companies in this segment design, manufacture (in their fabs), and sell their own chips (they do not make chips for other companies) • They have their own fabrication plants (or "fabs") but may also use foundries	
"Fabless" Chip Companies	• These companies create chip designs (using IP Cores and their own designs) and send the designs to "foundries" that have "fabs" that manufacture them • **Companies like SemiLux in this segment are more focused on design, and benefit from higher margins, stability and lower capital requirements**	
Chip Foundries / Assembly & Test	• Companies in this segment do not design the chips but manufacture, assemble or test chips for companies that have their own designs • Specialized third-party manufacturers / testers that perform wafer fabrication or back-end processing for others on a contract basis	
ODM / OEM / Tier-1 Supplies	• OEM system houses need chip solutions to help them solve their various difficulties • Chip vendors sample their devices to OEMs, and are awarded design wins as the OEM designs the part into their systems	
Brands to End Customers	• Companies in this segment market branded products to end customers	

SemiLux can achieve rapid growth by focusing on superior chip design and partnering with ODMs/OEMs and Tier-1 partners that have strong relationships with auto makers around the world

(1) Source: https://gordianknot.stanford.edu/sites/g/files/sbiybj22971/files/media/file/The%20Semiconductor%20Ecosystem.pdf

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ADVANTAGES OF OUR DESIGN INHOUSE MODEL

SemiLux has chosen the business model to position itself for rapid growth in a quickly evolving market

Cost Effective

- With respect to our IC chipset designs, fabless design has been proven to be an effective method for new entrants to quickly launch new designs at a lower cost[1].

Evolving Technology

- Manufacturing LiDAR systems at scale present production challenges that is paving away for advancing technologies[1].
- Valuable input from Tier-1 customers led critical decision to address challenges through the introduction of new chip designs.

Greater Demand

- Compared to the standard combustion car assembly, electric vehicles require simpler and fewer steps to complete[1].
- Emphasis has shifted to procuring the correct components for EVs

Experienced Team

- The Company has R&D teams in both Hsinchu and Taichung, all with backgrounds in optics, electronics, IC design, and possessing extensive research and practical experience in the relevant industry.

Solutions Provider

- Effective ADAS operation necessitates robust software and hardware optimization on the LiDAR solution side
- Sustaining our competitiveness entails ongoing R&D efforts in both chip design and system solutions

SemiLux believes that it is an attractive partner for ODMs/OEMs and Tier-1 suppliers that supply to global auto manufacturers

(1) Source: https://www.design-reuse.com/news/45847/2018-fabless-ic-sales-by-headquarters-location.html

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STRATEGY FOR BUSINESS DEVELOPMENT

Strategy

- SemiLux provides IC design, optical components, and the delivery of laser-based sources for the development of LiDAR and ADB solutions that can be mass produced and equipped at a competitive price point.
- SemiLux plans to work with the Taiwan semiconductor ecosystem to provide integrated chips efficiently and cost effectively.
- SemiLux has formed partnerships with Tier-1 suppliers to provide LiDAR and ADB solutions.

L3 Automated Lane-Keeping System of UNECE R157 for Benz[(1)]

- Achieving the highest functional safety level in autonomous driving systems requires 'intelligent' redundancy of critical components. Sensor packages play a key role in self-driving systems as they provide the necessary insight into the vehicle's surroundings, crucial for accurate driving decisions.
- 2022 Mercedes-Benz S-Class is the first mass-produced vehicle to meet UNECE R157 regulation for L3. It is equipped with multi-sensors, and two sets of electric brake, and steering systems for enhanced safety. The LiDAR serves as essential safety redundancy for the L3 autonomous driving system.
- We believe that the Company controls the design of chipset used in the LiDAR and ADB products will be in a position to gain from the adoption of autonomous vehicles, as they control the most fundamental technologies and building blocks of LiDAR and ADB products.


DRIVE PILOT in the S-Class: Sensor Technology and Redundancy
Antenna Module
Rear Multi-Purpose Camera
Stereo Multi-Purpose Camera
Front Long-Range Radar
Ultrasonic Sensors
360°-Camera
LiDAR
Driver Camera
Moisture Sensor
Multi-Mode Radar
Redundant Electrical, Brake and Steering System

(1) Source: https://site.eettaiwan.com/events/iov2020/download/p05.%20%E6%AD%90%E7%9B%9F%E8%87%AA%E9%A7%95%E8%BB%8A%E8%AA%8D%E8%AD%89%E6%B3%95%E8%A6%8F%E4%BB%8B%E7%B4%B9.pdf

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STRENGTHS OF OUR BUSINESS MODEL

Differentiated products based on advanced technologies and benefit from Taiwan's strong semiconductor industry.

- Current LiDAR Suppliers are mostly system product design experts
- Supplying Integrated Chips with Reference Design, leading to system product
- We offer OEMs a comprehensive range of services,
  (1) optimized IC and references
  (2) modified software and hardware designs
  (3) new IC specifications
  (4) iterative IC testing

Global Top 10 IC Design Company[1]

USD $M

2021 Rank	2020 Rank	Company	2021 Revenue	2020 Revenue	YoY
1	1	Qualcomm	$29,333	$19,407	51%
2	3	NVIDIA	$24,885	$15,412	61%
3	2	Broadcom	$21,026	$17,745	18%
4	4	★ MediaTek	$17,619	$10,929	61%
5	5	AMD	$16,434	$9,763	68%
6	8	★ Novatek	$4,836	$2,709	79%
7	7	Marvell	$4,281	$2,942	46%
8	9	★ Realtek	$3,767	$2,635	43%
9	6	Xilinx	$3,677	$3,053	20%
10	-	★ Himax	$1,547	$888	74%
-	10	Dia10R	-	$1,376	0%
Top 10 Total			$127,405	$85,971	48%

★ Fabless Taiwanese semiconductor companies that experienced rapid growth using a similar capital-light business model to SemiLux / TCO

- Auto manufacturers purchase SemiLux products from OEMs such as Foxconn and Pegatron
- When unique or special customization is required, SemiLux can work directly with the auto manufacturers

Case Studies

MediaTek competed with **Qualcomm**, the leading supplier of handset ICs and the top position in the baseband market, and was able to gain market share by finding a niche as a fabless chip designer [2]

Novatek Microelectronics supplies LCD & Panel OEM/ODMs for greater market share, rather than selling directly to electronic brands [3]

(1) TrendForce
(2) Source: https://www.trendforce.com/presscenter/news/20210325-10735.html
(3) Source: https://www.novatek.com.tw/en-global/Product/product/Overview

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A RAPIDLY GROWING AUTOMOTIVE SECTO R Automotive Sales (USD $B) Vehicle Sales by SAE (1) Level (% of Vehicles) 70 32 17 21 23 18 9 43 52 1 10 2 2019 2025E 2030E Level 0 Level 1 Level 2 Level 3 Level 4 $2 , 755 $3 , 027 $3 , 800 2020 2025E 2030E Automotive Sales (1) Society of Automotive Engineers Source: McKinsey & Company, “Outlook on the automotive software and electronics market through 2030” 19 A combination of increasing automotive sales and a trend towards more autonomous driving and advanced safety features may lead to an increased demand for SemiLux’s LiDAR and ADB products

MASSIVE TOTAL ADDRESSABLE MARKET Global Market Size 2025E $11.6B Underlying Secular Tailwinds • Changing customer preferences and regulations that prioritize safety are leading to greater adoption of autonomous - driving and advanced driver assistance systems • With increasing urbanization, there is a rising need for LiDAR technology to help in city planning and transportation management • We expect that ongoing research and development are leading to lower products costs, which will lead to even greater adoption of LiDAR systems 20 ADB Market Size 2025E $3.5B LiDAR Market Size 2025E $4.4B SemiLux’s product offerings target a ~$19.5B annual global market (1) (1) Yole Intelligence Report

II. FINANCIAL OVERVIEW

ILLUSTRATIVE TRANSACTION FRAMEWORK FOR PUBLIC TCO Transaction Highlights Implied Sources & Uses Pro Forma Valuation Pro Forma Ownership TCO Rollover Equity SPAC Shareholders Shares (M) % Own. 38 . 0 72 . 6% 8 . 4 16 . 1% 2.9 5.5% 3.0 5.7% 1 2 3 SPAC Sponsor 4 PIPE / Convertible Pref 1 2 3 4 P F Sh a re s O u t s t a nd i n g ( M ) 52 . 3 22 S h a r e P r i c e ( $ ) $10 . 00 P F E qu i t y V a l u e ( $ M ) $523 . 1 (+) PF Debt ($M) $0 ( - ) P F N e t C a s h ( $ M ) ( $104 ) P F E n t er p r i s e V a l u e ( $ M ) $418 . 8 Deal Structure • Taiwan Color Optics (TCO) shareholders rolling 100% of their equity and will own a pro forma equity ownership of 72.6% Valuation • Transaction implies $419 pro forma enterprise value • Implied pre - money market capitalization of $523M Financing • $84M SPAC cash in trust, assuming 0% redemptions • $30M additional financing from PIPE and Convertible Pref Sources ( $ M ) Uses ( $ M ) TCO Equity Rollover $380 TCO Equity Rollover $380 Cash in Trust 84 Transaction Expenses 10 PIPE / Convertible Pref 30 Cash to Balance Sheet 104 Total $494 Total $494 Assumptions: • $0 net debt on balance sheet prior to transaction • 52.3M pro forma shares outstanding at $10.00 per common share • Assumes 0% redemptions from the $84M cash in trust. Excludes interest earned in the trust. SPAC cash amount is subject to change depending on the actual interest earned in the trust • All charts and tables exclude warrants held by shareholders. All warrants have a strike price of $11.50 per common share

SELECTED PUBLICLY TRADED COMPANIES Optical and Electrical Components • Established players in the optical / electrical space with a focus on the automotive ecosystem • Profitable companies with lower expected growth profiles LiDAR Solutions • Providers of software and/or hardware used in LiDAR systems • Higher expected growth profiles with generally lower profitability 23 • Established team with a proven track record • Fabless ICs Design for OEM/Tier - 1 system of ADB and LiDAR products • High - growth • Expanding margins and profitability • Compelling valuation

2 . 9x 2 . 7x 2 . 3x 11 . 7x 11 . 2x 4 . 8x 4 . 0x Median: 4.3x ILLUSTRATIVE VALUATION BENCHMARKIN G Optical and Electrical Components Median: 2.7x LiDAR Solutions Median: 8.0x EV / 2024E Revenue Source: FactSet as of 7/21/2023 24

25 Thank You